
GENEVA PIPE
GENEVA PIPE

Northwest Pipe Company

Northwest Pipe Acquires Geneva Pipe and Precast

February 7, 2020

Today's Presenters



Scott Montross

Director, President and Chief Executive Officer



Robin Gantt

Chief Financial Officer

(retiring 3/31/2020)



Aaron Wilkins

VP, Finance and Corporate Controller

(appointed Chief Financial Officer starting 4/1/2020)

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation, other than purely historical information, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended that are based on current expectations, estimates and projections about our business, management's beliefs, and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "forecasts," "should," "could" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by us include the important factors discussed in Part I– Item 1A, "Risk Factors" of our most recent Annual Report on Form 10-K and from time to time in our other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. If we do update or correct one or more forward-looking statements, investors and others should not conclude that we will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

The Company is presenting Backlog including Confirmed Orders, EBITDA and Adjusted EBITDA. These non-GAAP financial measures are provided to better enable investors and others to assess the Company's results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Strategy

Northwest Pipe's strategy is to expand into a broader water market in which we can capitalize on the unique attributes of our market position, capabilities, reputation, and our nationwide sales and distribution footprint

Our goal is to create transformational growth and profitability in order to drive Northwest Pipe's shareholder value

Our strategy is two-pronged:

1. Maximize our core steel pressure pipe water transmission business by being opportunistic with the limited but identified potential acquisition opportunities

2. Grow in adjacent water markets through either investment or acquisition

Adjacent Market Acquisition Selection Process

Key Acquisition Criteria

- Strong Financial Performance
- Asset Efficiency
- Attractive Growth Prospects
- Strategic Fit

Over 100 Potential Targets throughout the Water and Waste Water Industries

Availabilities in Our Target Size Range

Precast Market

Geneva Pipe and Precast
A Northwest Pipe Company

Achieves the stated goal of expanding into adjacent water market segments

Acquisition of Geneva Pipe and Precast

Target	• Geneva Pipe and Precast
Timing	• Transaction closed January 31, 2020
Total Consideration	• $49.4 million in cash consideration (~7.5x EBITDA)
Financials	• 2019 Revenue: ~$43 million • 2019 Adjusted EBITDA Margin (%): mid-teens
Synergies	• Operational efficiencies across platform
Financing	• Financed with cash on hand and the proceeds from our amended Credit Agreement • Pro forma leverage of 0.4x EBITDA
Impact	• Accretive to earnings in year one

Geneva Pipe and Precast Company Overview

COMPANY OVERVIEW

- Geneva Pipe and Precast is a concrete pipe and precast concrete products manufacturer based in Utah
- Products used for waste and stormwater applications by cities, municipalities and local governments
- Development of innovative products that extend the life of concrete pipe and manholes for sewer applications
- All real estate leased from seller or 3rd parties

MAP & FACILITIES OVERVIEW


Salt Lake City
Orem
Corporate office
St. George



Orem

- Largest location, totaling over 28 acres
- Former corporate headquarters



Salt Lake City

- ~19 acre production facility



St. George

- ~9 acre production facility

Source: Company data, News releases.

Geneva Pipe and Precast Product Overview

Product		Description
Concrete Pipe		Comprises a variety of concrete pipes used primarily for storm drains and sanitary sewers
Box Culvert		Square shaped concrete tunnels used for specialized applications
Manhole		A round monolithic base, cylinder riser section and ground surface covering
Vaults		Large rectangular shaped concrete used in excavation sites, electrical vaults and septic tanks
Catch Basins		Wide, round open container for providing an access point or change in direction
Stormwater Treatment		A large cylinder used to extract different materials and compounds from water

Source: Company data, News releases.

Key Advantages of Geneva Pipe and Precast

- ✓ Strong brand reputation and relationships in the industry
- ✓ Scalable business with faster cash conversion cycle
- ✓ Serves smaller scale, more consistent projects which are less tied to infrastructure spend
- ✓ Innovative products that extend the life of concrete pipe and manholes for sewer applications

STRONG SEGMENT CHARACTERISTICS

Strong Financial Performance	▪ Attractive profit margins and growth opportunities
Attractive Market Size	▪ $3.5-$4.0 Billion in the U. S. for Geneva Pipe and Precast products ▪ $13.0 billion broader end market in Precast
Growth Prospects	▪ Potential for expansion and industry consolidation
Strategic Fit	▪ Overlap with our existing business

Strong Fit Within Northwest Pipe's Existing Business

- Fits with our existing strategic framework, allowing us to remain dedicated to and focused on our core competency in water infrastructure markets
- Complements reinforced concrete pipe capabilities at our Tracy, CA facility (acquired in 2018 Ameron transaction)
- Similar sales channels:
  - Market to owner/specifier
  - Sell to sub/general contractor
- Potential to cross sell our products across our combined operations
- Geographical expansion into Utah and surrounding area



Concrete Pipe products supplement our Steel Pressure Pipe capabilities, providing access to new end markets

Acquisition Financing

Existing credit facility with Wells Fargo amended to stretch capacity from $60 million to $90 million, and extended one year through October 2024.

- Line of credit extended to $74 million
- Delayed draw term loan of $16 million available through March 2020
- Pro forma leverage of 0.4x EBITDA

The amendment provides for:

✓ Ample liquidity for additional growth

✓ Low cost (current variable interest rates 4-4.5% annually)

✓ Manageable loan compliance

Financial results overview

The Northwest Pipe results presented are preliminary, unaudited and subject to change

FOURTH QUARTER

- Continued strength in quarterly revenues, which approximate $72 million
- Gross profit margin in excess of 23% on a GAAP basis
- Excluding the impacts of the Saginaw fire, the quarterly gross profit percentage is 21%, the highest quarter since 2014
- $31 million in cash and no borrowings on Credit Agreement at December 31st

FULL YEAR

- Annual water infrastructure revenues of approximately $279 million, the highest annual level since 2008
- Gross profit margins are expected to be 16.5 - 17%
- Backlog, including confirmed orders, was approximately $257 million; a new year-end record for the Company

Points of Focus

1. **The successful integration of Geneva Pipe and Precast**
   - ✓ 100 day integration plan established
   - ✓ Successfully integrated Ameron Water Transmission Group
2. **Improving performance by focusing on margin over volume**
   - ✓ Change started in 2016 and has shown expected results
3. **Driving cost reductions and efficiencies**
   - ✓ Focus on Lean manufacturing and cost reductions throughout the Company



Q&A

Northwest Pipe Company


thank you